                                                                    Exhibit 10.2

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                             CONTRIBUTION AGREEMENT

                                 by and between

                       CAPITAL ONE AUTO RECEIVABLES, LLC,
                                    as Seller

                                       and

                      CAPITAL ONE AUTO FINANCE TRUST 2003-A

                            Dated as of June 3, 2003

                      CAPITAL ONE AUTO FINANCE TRUST 2003-A
                        ASSET BACKED NOTES, SERIES 2003-A
                         CLASS A NOTES AND CLASS B NOTES

--------------------------------------------------------------------------------

                                                   2003-A Contribution Agreement

ARTICLE I       CERTAIN DEFINITIONS...................................  1

ARTICLE II      CONTRIBUTION AND ACQUISITION OF RECEIVABLES...........  1

     Section 2.01    Contribution and Acquisition of Receivables......  1

     Section 2.02    The Closing......................................  3

     Section 2.03    Funding Dates....................................  3

ARTICLE III     REPRESENTATIONS AND WARRANTIES........................  4

     Section 3.01    Representations and Warranties of the Trust......  4

     Section 3.02    Representations and Warranties of the Seller.....  5

ARTICLE IV      CONDITIONS............................................  8

     Section 4.01    Conditions to Obligation of the Trust............  8

     Section 4.02    Conditions to Obligation of the Seller........... 10

ARTICLE V       COVENANTS OF THE SELLER............................... 10

     Section 5.01    Protection of Right, Title and Interest.......... 10

     Section 5.02    Other Liens or Interests......................... 11

     Section 5.03    Principal Executive Office....................... 11

     Section 5.04    Full Force and Effect............................ 11

     Section 5.05    Costs and Expenses............................... 11

     Section 5.06    [Reserved]....................................... 11

     Section 5.07    Location of Servicer Files....................... 11

     Section 5.08    Sarbanes-Oxley Act Requirements.................. 11

     Section 5.09    Transfer of Receivables.......................... 11

     Section 5.10    Seller's Records................................. 11

     Section 5.11    [Reserved]....................................... 11

     Section 5.12    Cooperation by Seller............................ 11

     Section 5.13    Transfer of Additional Receivables............... 12

     Section 5.14    Notice of Breach................................. 12

     Section 5.15    No Violation..................................... 12

ARTICLE VI      [RESERVED]............................................ 13

ARTICLE VII     MISCELLANEOUS PROVISIONS.............................. 13

     Section 7.01    Obligations of Seller............................ 13

     Section 7.02    Repurchase Events................................ 13

     Section 7.03    Trust's Assignment of Repurchased Receivables.... 14

     Section 7.04    Subsequent Pledge................................ 14

                                                   2003-A Contribution Agreement

     Section 7.05    Amendment........................................ 14

     Section 7.06    Waivers.......................................... 14

     Section 7.07    Notices.......................................... 14

     Section 7.08    [Reserved]....................................... 14

     Section 7.09    Representations.................................. 14

     Section 7.10    Confidential Information......................... 15

     Section 7.11    Headings and Cross-References.................... 15

     Section 7.12    Governing Law.................................... 15

     Section 7.13    Counterparts..................................... 15

     Section 7.14    No Bankruptcy Petition Against the Trust......... 15

     Section 7.15    Third Party Beneficiaries........................ 15

     Section 7.16    Limitation on Seller's Liability................. 16

     Section 7.17    Limitations of Owner Trustee's Liability......... 16

                                                   2003-A Contribution Agreement

                             CONTRIBUTION AGREEMENT

     This CONTRIBUTION AGREEMENT (this "Agreement") is made as of this June 3, 2003, by and between Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Seller"), and CAPITAL ONE AUTO FINANCE TRUST 2003-A, a Delaware statutory trust (the "Trust").

     WHEREAS, the Trust desires to receive a contribution of a portfolio of Receivables and related property from the Seller; and

     WHEREAS, the Seller is willing to contribute such portfolio of Receivables and related property to the Trust on the terms and conditions set forth in this Agreement

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

     Capitalized terms used but not defined in this Agreement shall have the meanings set forth in Section 1.01 of the Indenture, dated as of the Closing Date, by and between the Trust and JPMorgan Chase Bank, as indenture trustee.

                                   ARTICLE II
                   CONTRIBUTION AND ACQUISITION OF RECEIVABLES

     Section 2.01 Contribution and Acquisition of Receivables. On the Closing Date and on each Funding Date, subject to the terms and conditions of this Agreement, the Seller agrees to contribute and assign to the Trust, and the Trust agrees to acquire from the Seller, the Receivables and the other Contributed Property relating thereto.

           (a) Initial Contribution of Receivables and Contributed Property. On the Closing Date and simultaneously with the transactions pursuant to the Transfer and Assignment Agreement, the PFF Transfer and Assignment Agreement, the F.S.B. Transfer and Assignment Agreement and the Indenture, the Seller hereby contributes and assigns to the Trust, without recourse except as set forth herein, all of the Seller's right, title and interest, whether now or hereafter existing, in and to (i) the Initial Receivables identified on a Schedule of Receivables delivered on the Closing Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the related Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to such Cutoff Date which shall be paid to the Seller); (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to such Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to

                                                   2003-A Contribution Agreement

     Defaulted Receivables from such Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure an Initial Receivable; (v) any recourse against COAF or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original Contracts relating to the Initial Receivables; and (vii) the proceeds of any and all of the foregoing. (All of the property identified in this subsection (a) and the following subsection (c) shall constitute "Contributed Property".)

           (b) Consideration for Initial Receivables. In consideration of the Receivables and the Contributed Property described in Section 2.01(a), the Seller shall, on the Closing Date, receive an amount equal to the Receivables Purchase Price in the form of cash by federal wire transfer funds.

           (c) Contribution of Subsequent Receivables and Contributed Property. On each Funding Date, the Seller shall contribute and assign to the Trust, without recourse except as set forth herein, all of the Seller's right, title and interest, whether now or hereafter existing, in and to (i) the Subsequent Receivables identified on a Schedule of Receivables delivered on such Funding Date, and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the related Cutoff Date and actually received subsequent to the related Cutoff Date which shall be paid to the Seller); (ii) the security interest of the Seller in the Financed Vehicles granted by the Obligors, related Dealer or Referral Originator to COAF pursuant to such Subsequent Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default, disability or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the related Cutoff Date;
     (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a Subsequent Receivable; (v) any recourse against the Seller or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original Contracts relating to the Subsequent Receivables; and (vii) the proceeds of any and all of the foregoing; provided, however, that Subsequent Receivables may not be acquired by the Seller from the Transferor, contributed and assigned by the Seller to the Trust and Granted by the Trust to the Indenture Trustee unless the addition of such Subsequent Receivables to the Receivables Pool meets the requirements set forth in Section 2.16 of the Indenture.

           (d) Consideration for Subsequent Receivables. Upon two (2) Business Days' prior written notice given by the Trust to the Indenture Trustee, the Trust shall cause the Indenture Trustee, on the applicable Funding Date, to pay to the Seller an amount equal to the Receivables Purchase Price with respect to the Subsequent Receivables acquired from the Seller on such date in cash by federal wire transfer funds. The Seller acknowledges that funds to transfer the Subsequent Receivables and the other Contributed Property relating thereto on each Funding Date shall be disbursed by the Indenture Trustee solely from the Prefunding Account pursuant to Section 5.06 of the Indenture.

                                       2           2003-A Contribution Agreement

           (e) Absolute Assignment. It is the intention of the Seller and the Trust that each contribution, assignment and conveyance hereunder constitute an absolute assignment of the Contributed Property from the Seller to the Trust. Notwithstanding the foregoing, in the event that the Receivables and other Contributed Property are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Contributed Property, then it is intended that:

                   (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                   (ii) The conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Seller, and the Seller hereby grants, to the Trust of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Contributed Property, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

                   (iii) The possession by the Seller of the Receivables and any other Contributed Property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the Trust or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                   (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Seller for the purpose of perfecting such security interest under applicable law.

     Section 2.02 The Closing. The transfer of the Initial Receivables shall take place at a closing (the "Closing") at the offices of Mayer, Brown, Rowe & Maw, Chicago, Illinois on the Closing Date, simultaneously with the closings under the Transfer and Assignment Agreement and the Indenture pursuant to which
(a) the Transferor will absolutely assign all of its right, title and interest in and to the Initial Receivables and other Contributed Property to the Seller,
(b) the Seller will absolutely assign all of its right, title and interest in and to the Initial Receivables and other Contributed Property to the Trust, (c) the Trust will Grant all of its right, title and interest in and to the Initial Receivables and other Contributed Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty and the Note Insurer, and (d) the Class A Notes and the Class B Notes will be issued.

     Section 2.03 Funding Dates. The transfer of the Subsequent Receivables on a Funding Date shall take place at the offices of the Indenture Trustee or such other location as the Seller and the Trust may reasonably agree. The transfer of the Subsequent Receivables shall be made in accordance with Section 2.16 of the Indenture pursuant to which (a) the Transferor will

                                       3           2003-A Contribution Agreement
absolutely assign all of its right, title and interest in and to the Subsequent Receivables and other Contributed Property to the Seller, (b) the Seller will transfer all of its right, title and interest in and to the Subsequent Receivables and other Contributed Property to the Trust, and (c) the Trust will Grant all of its right, title and interest in and to the Subsequent Receivables and other Contributed Property to the Indenture Trustee for the benefit of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date and each Funding Date:

          (a) Existence and Power. The Trust is a Delaware statutory trust validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Contributed Property. The Trust has obtained all necessary qualifications, licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Trust to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Contributed Property.

          (b) Authorization and No Contravention. The execution, delivery and performance by the Trust of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Trust and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or
     (iii) any indenture or agreement or instrument to which the Trust is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Trust's ability to perform its obligations under, the Transaction Documents).

          (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Trust of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Contributed Property or would materially and adversely affect the ability of the Trust to perform its obligations under the Transaction Documents.

                                       4           2003-A Contribution Agreement

          (d) Binding Effect. Each Transaction Document to which the Trust is a party constitutes the legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

          (e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Trust, threatened against the Trust before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Trust of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relating to the Trust that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     Section 3.02  Representations and Warranties of the Seller.

          (a) The Seller hereby represents and warrants to the Trust as of the Closing Date and each Funding Date:

               (i) Existence and Power. The Seller is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Contributed Property. The Seller has obtained all necessary qualifications, licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Contributed Property.

               (ii) Authorization and No Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Seller and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which the Seller is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or if the aggregate, would not materially and adversely affect the transactions

                                       5           2003-A Contribution Agreement
          contemplated by, or the Seller's ability to perform its obligations under, the Transaction Documents).

               (iii) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

               (iv) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

               (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents, or
          (iv) relating to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

               (vi) Trade Name. "Capital One Auto Receivables, LLC" is the only trade name under which the Seller is currently operating its business. For the six (6) years (or such shorter period of time during which the Seller was in existence) preceding the date hereof, the Seller operated its business under the trade name "Capital One Auto Receivables, LLC." "Capital One Auto Receivables, LLC" is the name of the Seller indicated on the record of the Seller's jurisdiction of organization which shows the Seller to have been organized.

               (vii) Ability to Perform. There has been no material impairment in the ability of the Seller to perform its obligations under this Agreement.

               (viii) Valid Business Reasons; No Fraudulent Transfers. The Seller has valid business reasons for contributing the Receivables rather than obtaining a secured loan with the Receivables as collateral. At the time of the transfer (A) the

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

          Seller contributed the Receivables to the Trust without any intent to hinder, delay, or defraud any current or future creditor of the Seller; (B) the Seller was not insolvent or did not become insolvent as a result of the transfer; (C) the Seller was not engaged and was not about to engage in any business or transaction for which any property remaining with the Seller was an unreasonably small capital or for which the remaining assets of the Seller were unreasonably small in relation to the business of the Seller or the transaction;
          (D) the Seller did not intend to incur, and did not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and (E) the consideration paid by the Trust to the Seller for the Receivables transferred by the Seller hereunder was equivalent to a fair market value of such Receivables under the circumstances of the transaction, including but not limited to, timing of such transfer.

               (ix) Principal Executive Office. Since its inception, the Seller has maintained, and from the date of this Agreement shall maintain, its principal executive office in the Commonwealth of Virginia, and there has been no other jurisdiction in which the Seller's principal executive office was located during the four (4) months preceding the Closing Date.

               (x) No Omission or Misstatement. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by the Seller, or in connection with the transactions contemplated hereby, contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading insofar as the same relates to the Seller. The Seller has good and marketable title to, and is the owner of, each Receivable transferred by the Seller hereunder and the indebtedness evidenced by each such Receivable is subject to no Lien, charge, security interest or encumbrance of any kind or nature and the Seller has the unqualified right to transfer its ownership interest in each such Receivable and the indebtedness evidenced thereby; the Seller has not made any prior transfer of any Receivable or its rights thereto or thereunder.

               (xi) Perfection Representations. The Perfection Representations set forth on Schedule I shall be a part of this Agreement for all purposes.

               (xii) 1940 Act. The Seller is not an "investment company" as such term is defined in the 1940 Act.

               (xiii) No Unpaid Taxes. All tax returns required to be filed by the Seller in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon it or any subsidiary or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid where the failure to file such returns or make such payments would have a material adverse effect on the ability of the Seller to perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Contributed Property. To the best of the Seller's knowledge all such tax returns

                                       7           2003-A Contribution Agreement
          were true and correct and neither it nor any subsidiary knows of any proposed additional tax assessment against it in any material amount or of any basis therefor.

               (xiv) Adequate Provisions for Taxes. The provisions for taxes on the Seller's books are in accordance with generally accepted accounting principles.

               (xv) Pension/Profit Sharing Plans. No contribution failure has occurred with respect to any pension or profit sharing plan of the Seller and all such plans have been fully funded as of the date of this Agreement.

          (b) The Seller hereby affirms that each of the representations and warranties of the Transferor set forth in Section 3.02(b) of the Transfer and Assignment Agreement is true and correct as of the Closing Date or Funding Date, as the case may be, and each such representation and warranty is hereby incorporated in this Agreement as if set forth herein in full; provided, however, that in incorporating such representations and warranties (a) each reference in such representations and warranties to the Transferor shall be deemed to be a reference to the Seller and each reference to the Seller shall be deemed to be a reference to the Trust, (b) each reference in such representations and warranties to an assignment of the Receivable from the Transferor to the Seller pursuant to the Transfer and Assignment Agreement shall be deemed to be a reference to the transfer of the Receivable from the Seller to the Trust pursuant to this Agreement and (c) each reference in such representations and warranties to the Transferor having good and marketable title to the Receivable free and clear of Liens prior to the assignment from the Transferor to the Seller shall be deemed to be a reference to the Seller having good and marketable title to the Receivable free and clear of Liens prior to the transfer from the Seller to the Trust.

                                   ARTICLE IV
                                   CONDITIONS

     Section 4.01 Conditions to Obligation of the Trust. The obligation of the Trust to accept the transfer of the Receivables is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

          (b) Files and Records. The Seller shall, at its own expense, on or prior to the Closing Date or Funding Date, as the case may be, indicate in its computer files that the Receivables have been contributed to the Trust pursuant to this Agreement and deliver to the Trust a Schedule of Receivables. Further, the Seller hereby agrees that the Seller's computer files relating to the Receivables will indicate that the Receivables were transferred to the Trust.

                                       8           2003-A Contribution Agreement

          (c) Documents to be delivered by the Seller on or in connection with the Closing Date or Funding Date.

               (i) The Assignment. As of the Closing Date and each Funding Date, the Seller shall execute an Assignment substantially in the form of Exhibit A hereto of the Receivables, the security interests in the related Financed Vehicles and the other Contributed Property being transferred by the Seller on such date (as identified on the Schedule of Receivables attached to such Assignment).

               (ii) Evidence of UCC Filings. On or prior to the Closing Date or Funding Date, as the case may be, the Seller shall provide the Trust evidence that the Seller has recorded and filed, at the expense of the Transferor, (A) Termination Statements in each jurisdiction in which required by applicable law, if any, to release any prior security interests in the Receivables granted by the Seller and (B) UCC financing statements in each jurisdiction in which required by applicable law, authorized by the Seller, as seller or debtor, and naming the Trust, as purchaser or secured party, identifying the Receivables and the other Contributed Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer of such Receivables to the Trust. The Seller shall deliver the Perfection UCC's, or other evidence satisfactory to the Trust of such filing, to the Indenture Trustee within thirty (30) days following the Closing Date or Funding Date, as the case may be, or promptly following such later date as such file-stamped copies or other evidence is received by or on behalf of the Trust.

               (iii) Other Documents. Such other documents as the Trust may reasonably request.

               (iv) Documents to be Delivered by the Seller In Connection with the Closing Date or Funding Date. Within two (2) Business Days preceding the Closing Date or Funding Date, as the case may be, the Seller shall cause the Transferor to deliver to the Custodian the Custodian File.

          Such delivery of Custodian Files shall be accompanied by a Certificate of Delivery substantially in the form of Exhibit D to the Transfer and Assignment Agreement if COAF is not the Servicer; provided, however, that, with respect to the Custodian Files delivered pursuant to this subsection
     (d) of this Section 4.01, any original Certificate of Title or other evidence of the lien of the Transferor (or, in the case of a Referral Receivable, the applicable Referral Originator) not so delivered to the Custodian due to the fact that such title or other evidence of lien has not yet been issued by a State title registration agency and delivered to or on behalf of the Transferor shall be delivered by the Transferor to the Custodian promptly following receipt thereof by the Transferor.

          (d) Other Transactions. The transactions contemplated by the Indenture, the Transfer and Assignment Agreement and the Servicing Agreement shall be consummated on the Closing Date.

                                       9           2003-A Contribution Agreement

     Section 4.02 Conditions to Obligation of the Seller. The obligation of the Seller to transfer the Receivables to the Trust on the Closing Date or Funding Date, as the case may be, is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Trust hereunder shall be true and correct on the Closing Date or Funding Date, as the case may be, with the same effect as if then made, and the Trust shall have performed or cause to be performed all obligations to be performed by it hereunder on or prior to the Closing Date or Funding Date, as the case may be.

          (b) Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Trust copies of all documents (including, without limitation, records of Seller proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                   ARTICLE V
                             COVENANTS OF THE SELLER

     The Seller agrees with the Trust, the Note Insurer and the Swap Counterparty as follows:

     Section 5.01  Protection of Right, Title and Interest.

          (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Trust in and to the Receivables and the other Contributed Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trust or the Indenture Trustee hereunder to the Receivables and the other Contributed Property. The Seller shall deliver or cause to be delivered to or at the direction of the Trust, file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Trust shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.01(a).

          (b) Name Change. Within fifteen (15) days after the Seller makes any change in its name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trust, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Transferor and the Indenture Trustee notice of any such change and no later than five (5) days after the effective date thereof the Seller shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Contributed Property.

                                       10          2003-A Contribution Agreement

     Section 5.02 Other Liens or Interests. Except for the transfers hereunder, the Seller will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on, any interest therein, and the Seller shall defend the right, title, and interest of the Trust in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.02 shall terminate upon the termination of the Indenture.

     Section 5.03 Principal Executive Office. Since its inception, the Seller has maintained and, from the date of this Agreement, shall maintain its principal executive office in the Commonwealth of Virginia and shall not change its jurisdiction of organization.

     Section 5.04 Full Force and Effect. The Seller shall keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware.

     Section 5.05 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the transfer to the Trust of the Seller's right, title and interest in and to the Receivables.

     Section 5.06  [Reserved].

     Section 5.07 Location of Servicer Files. The Servicer Files, exclusive of the Custodian Files, are to be kept at the Servicer's principal executive office. The Custodian Files are to be kept at the principal executive office of the Custodian, such other office of the Custodian as specified in the Indenture or at the Custodian's agent or designated designee.

     Section 5.08 Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Trust or the Notes pursuant to the Sarbanes-Oxley Act , the Seller shall prepare and execute any such document or certification and is authorized to file such document or certification on behalf of the Trust.

     Section 5.09 Transfer of Receivables. The Seller will take no action inconsistent with the transfer of the Receivables to the Trust for financial accounting purposes.

     Section 5.10 Seller's Records. The financial statements of the Seller will disclose that, under generally accepted accounting principles, the Seller transferred the Receivables to the Trust. The Seller will file all tax returns and reports in a manner consistent with the transfer to the Seller of the Receivables for federal income tax purposes.

     Section 5.11  [Reserved].

     Section 5.12  Cooperation by Seller.

          (a) The Seller will cooperate fully and in a timely manner with the Trust, the Servicer or the Indenture Trustee in connection with (i) the filing of any claims with an insurer or any agent of any insurer under any insurance policy affecting an Obligor or any of the Financed Vehicles; (ii) supplying any additional information as may be requested

                                       11          2003-A Contribution Agreement
     by the Trust, the Servicer, the Indenture Trustee or any such agent or insurer in connection with the processing of any such claim; and (iii) the execution or endorsement of any check or draft made payable to the Seller representing proceeds from any such claim. The Seller shall take all such actions as may be requested by the Trust, the Servicer or the Indenture Trustee to protect the rights of the Trust or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any and all of the foregoing insurance policies. The Seller shall not take or cause to be taken any action which would impair the rights of the Trust or the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer in and to any proceeds under any of the foregoing insurance policies.

          (b) The Seller shall, within two (2) Business Days of receipt thereof, endorse any check or draft payable to the Seller representing insurance proceeds and (i) in the event there are no other payees on such check or draft, forward, via hand delivery, such endorsed check or draft to the Servicer for deposit into the Collection Account and (ii) in the event such check or draft is also payable to the Indenture Trustee on behalf of the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Note Insurer, forward, via overnight courier, to the Indenture Trustee with a copy of such endorsed check or draft to the Servicer. The Seller will hold in trust and remit to the Indenture Trustee, within two (2) Business Days of receipt thereof, any funds received with respect to the Receivables after the Cutoff Date.

     Section 5.13 Transfer of Additional Receivables. The Seller shall use its best efforts in good faith to make available for transfer to the Trust on each Funding Date during the Funding Period, all Receivables acquired by the Seller which meet the eligibility criteria set forth herein as of such date. This covenant and agreement shall be for the benefit of the Trust, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Indenture Trustee or, if a Note Insurer Default has occurred and is continuing, the Holders of the Notes and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

     Section 5.14 Notice of Breach. The Trust and the Seller shall notify the Indenture Trustee, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Trust promptly, in writing, of any breach of the representations and warranties or covenants of the Seller or the Trust contained herein.

     Section 5.15 No Violation. The Seller will not take any action which would result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Limited Liability Company Agreement of the Seller or Section 3.10(b)(x) of the Indenture.

                                       12          2003-A Contribution Agreement

                                   ARTICLE VI
                                   [RESERVED]

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     Section 7.01 Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     Section 7.02  Repurchase Events.
                   ------------------

          (a) The Seller and the Trust, as applicable, shall inform the Servicer, the Transferor (if the Transferor is not the Servicer), the Note Insurer, the Indenture Trustee and the Swap Counterparty promptly, in writing, upon (i) the discovery of any event, that if it continues uncured will, with the lapse of time and/or the giving of notice, constitute an Eligibility Repurchase Event or a Custodian File Repurchase Event and (ii) the occurrence of the day that is 10 days prior to the First Title Delivery Date of each Receivable for which no Certificate of Title has been delivered to the Custodian or its agent (unless notice of such occurrence has been delivered by the Servicer pursuant to Section 2.07 of the Servicing Agreement). Except as specifically provided in the Servicing Agreement or Indenture, the Indenture Trustee has no obligation to review or monitor the Contributed Property for compliance with representations and warranties, delivery requirements or payments. Upon the occurrence of a Repurchase Event, the Trust shall assign to the Seller the related Receivable and the other related items of Contributed Property and the Seller shall accept such assignment from the Trust and the Seller shall deposit (or cause the deposit of) the Repurchase Price for such Receivable into the Collection Account within five (5) Business Days following the occurrence of such Repurchase Event. The Issuer shall be entitled to enforce the obligations of the Purchaser, the Seller, the Transferor and the applicable Dealer under this Agreement, the Transfer and Assignment Agreement and the applicable Dealer Agreements, respectively, to remit the Repurchase Price for deposit into the Collection Account. The Indenture Trustee and the Note Insurer are authorized by the parties hereto to take action on behalf of the Issuer to enforce the obligations of the Seller to repurchase Receivables under this Agreement, the Transferor to repurchase Receivables under the Transfer and Assignment Agreement and to enforce the obligation of a Dealer to repurchase such Receivable under the applicable Dealer Agreement.

          (b) The (i) obligation of the Seller to repurchase Receivables and to deposit (or cause the deposit of) the Repurchase Price for such Receivables pursuant to Section 7.02 of this Agreement, (ii) the obligation of the Transferor to repurchase Receivables and to deposit (or cause the deposit of) the Repurchase Price for such Receivables pursuant to Section 7.02 of the Transfer and Assignment Agreement, (iii) the obligation of the Issuer to release the Lien of the Indenture with respect to Repurchased Receivables and related Trust Property pursuant to Section 2.15 of the Indenture and (iv) the indemnification provisions expressly set forth in the Indenture, the Servicing Agreement, the Contribution Agreement, this Agreement and the Insurance Agreement which specifically relate to Repurchased Receivables shall constitute the only remedies for

                                       13          2003-A Contribution Agreement

     Repurchase Events available to the Indenture Trustee, the Note Insurer, the Swap Counterparty, any other party to a Transaction Document or the Noteholders.

     Section 7.03 Trust's Assignment of Repurchased Receivables. With respect to any Repurchased Receivable, the Trust shall assign, without recourse, representation or warranty, to the Seller all the Trust's right, title and interest in and to such Receivable, and all Contributed Property relating thereto.

     Section 7.04 Subsequent Pledge. The Seller acknowledges that (i) the Trust will Grant the Receivables and the other Contributed Property along with the Trust's rights and benefits under this Agreement and under the Transfer and Assignment Agreement to the Indenture Trustee pursuant to the terms of the Indenture and (ii) the terms and provisions hereof are intended to benefit the Noteholders, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty has been paid in full) and the Note Insurer. The Seller hereby consents to such Grant.

     Section 7.05 Amendment. This Agreement may be amended, restated or supplemented from time to time by a written agreement duly executed and delivered by the Seller and the Trust, but only with (a) fifteen (15) days' prior written notice to the Rating Agencies, (b) the prior written consent of the Class B Noteholder and the Note Insurer and (c) if adversely affected thereby, the prior written consent of the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full). No amendment to this Agreement shall be effective as to the Servicer, to the extent such amendment is disadvantageous in any respect to the Servicer, unless the Servicer has given its written consent to the amendment. The Seller shall deliver to the Persons identified on a list provided to the Seller by the Indenture Trustee, as such list may be amended from time to time, a copy of any amendment to this Agreement.

     Section 7.06 Waivers. No failure or delay on the part of the Trust or Note Insurer in exercising any power, right or remedy under this Agreement or an Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. Any waiver of the terms and provisions hereof must be in writing and must be consented to in writing by the Indenture Trustee, the Note Insurer and, if adversely affected thereby, the Swap Counterparty.

     Section 7.07 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, to any party at the address set forth in Section 14.04(b) of the Indenture or at such other address as may be designated by it by notice to the other party and shall be deemed given when so delivered, or if mailed.

     Section 7.08  [Reserved].

     Section 7.09 Representations. The respective agreements, representations, warranties and other statements by the Seller and the Trust set forth in or made pursuant to this Agreement

                                       14          2003-A Contribution Agreement
shall remain in full force and effect and will survive the Closing Date under
Section 2.02 hereof and each Funding Date.

     Section 7.10 Confidential Information. The Trust agrees that it will neither use nor disclose to any person other than the Note Insurer, the Indenture Trustee, the Trust and the Holders of the Notes the names and addresses of the Obligors, except in connection with the enforcement of the Trust's rights hereunder, under the Receivables, or any agreement relating to the Receivables or as required by law.

     Section 7.11 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

     Section 7.12 Governing Law. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas.

     Section 7.13 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 7.14 No Bankruptcy Petition Against the Trust. The Seller agrees that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes and the Class B Notes, it will not institute against the Trust or the Seller, or join any other Person in instituting against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.14 shall survive the termination of the Indenture.

     Section 7.15 Third Party Beneficiaries. This Agreement shall inure to the benefit of the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), the Indenture Trustee and their respective successors and assigns and, if a Note Insurer Default has occurred and is continuing or if the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Trust, the Note Insurer or the Indenture Trustee shall be for the benefit of and run directly to the Trust, the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the
Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders. The Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts

                                       15          2003-A Contribution Agreement
owed to the Swap Counterparty have been paid in full) and the Note Insurer or, if a Note Insurer Default has occurred and is continuing, the Aggregate Outstanding Principal Balance of the Class A Notes (and all interest accrued thereon) has been reduced to zero and all Reimbursement Obligations and reimbursement of all Swap Termination Payments paid under the Swap Policy due to the Note Insurer shall have been paid in full, the Class B Noteholders, shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

     Section 7.16 Limitation on Seller's Liability. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Seller under this Agreement are solely the obligations of the Seller and shall be payable by the Seller solely to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available that would be in excess of amounts that would be necessary to pay the debt and other obligations of such entity incurred in accordance with its Limited Liability Company Agreement and all financing documents to which it is a party as they come due. In addition, no amount owing by the Seller hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, the Seller arising out of or based upon this Agreement against any member, employee, officer, agent, director or authorized person of the Seller; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them nor shall the foregoing relieve any person of any liability expressly undertaken by such person under the Transaction Documents.

     Section 7.17 Limitations of Owner Trustee's Liability. It is expressly understood and agreed by and between the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of June 3, 2003 with Capital One Auto Receivables, LLC (the "Trust Agreement") in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Trust are not personal representations, undertakings and agreements of Wilmington Trust company, but are binding only on the Trust, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                                       16          2003-A Contribution Agreement

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       CAPITAL ONE AUTO RECEIVABLES, LLC,
                                       as Seller


                                       By:       /s/ Albert A. Chiafre
                                          --------------------------------------
                                                   Albert A. Chiafre
                                               Manager of Securitization


                                      S-1          2003-A Contribution Agreement

                                       CAPITAL ONE AUTO FINANCE TRUST 2003-A


                                       By: WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely
                                           as Owner Trustee


                                       By:        /s/ Anita E. Dellago
                                          --------------------------------------
                                                   Authorized Officer


                                      S-2          2003-A Contribution Agreement

                                   SCHEDULE I

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Indenture, the Trust hereby represents, warrants, and covenants to the Indenture Trustee as to itself as follows on the Closing Date and on each Payment Date thereafter:

                                     General

1. This Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Collateral in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2. Each Receivable constitutes either "chattel paper", an "account"; an "instrument" or a "payment intangible" within the meaning of UCC Section 9-102.

3. The Seller has taken or will or all steps necessary to perfect its security interest against the Obligors in the Financed Vehicle.

                                    Creation

4. The Seller owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection

5. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the contribution and sale of the Contributed Property from COAF to the Seller, the transfer and sale of the Contributed Property from the Seller to the Trust, and the security interest in the Collateral granted to the Indenture Trustee hereunder.

6. With respect to Collateral that constitutes tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

                                      I-1          2003-A Contribution Agreement

                                    Priority

7. Neither the Seller, the Servicer nor the Trust has authorized the filing of, or is aware of any financing statements against either the Seller, the Transferor or the Trust that include a description of the Collateral, the Contributed Property and proceeds related thereto other than any financing statement (i) relating to the sale of Contributed Property by the Transferor to the Seller under the Transfer and Assignment Agreement, (ii) relating to the contribution of Contributed Property by the Seller to the Trust under this Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder, or (iv) that has been terminated.

8. Neither the Seller, the Transferor nor the Trust is aware of any judgment, ERISA or tax lien filings against either the Seller, the Transferor or the Trust.

9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                     Survival of Perfection Representations

10. Notwithstanding any other provision of the Transfer and Assignment Agreement, this Agreement, the Indenture or any other Transaction Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as all obligations under the Transfer and Assignment Agreement, this Agreement and the Indenture have been finally and fully paid and performed.

                                    No Waiver

11. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Class A Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

                                      I-2          2003-A Contribution Agreement

                               TABLE OF CONTENTS

                                                                            Page

                                    EXHIBIT A

                                   ASSIGNMENT

     For value received this ___ day of ________, 2002 in accordance with terms of the Contribution Agreement dated as of June 3, 2003 (the "Contribution Agreement") by and between Capital One Auto Receivables, LLC, as Seller (the "Seller"), and Capital One Auto Finance Trust 2003-A, (the "Trust"), the undersigned does hereby transfer unto the Trust, without recourse except as set forth in the Contribution Agreement, all of the Seller's right, title and interest, whether now or hereafter existing, in and to (i) the [Subsequent] Receivables identified on the Schedule of Receivables attached hereto and all moneys received thereon (including amounts received on any Extended Service Agreements relating thereto), after the respective Cutoff Date (except for interest accrued as of the Cutoff Date and actually received subsequent to the Cutoff Date which will be paid to the Seller); (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to such Receivables and the Certificates of Title to such Financed Vehicles; (iii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, risk default or other insurance policies covering the Financed Vehicles or the Obligors or refunds in connection with Extended Service Agreements relating to Defaulted Receivables from the applicable Cutoff Date; (iv) any property (including the right to receive future Liquidation Proceeds) that shall secure a [Subsequent] Receivable; (v) any recourse against the Transferor or any Dealer pursuant to the Transfer and Assignment Agreement or the applicable Dealer Agreement, respectively; (vi) the original Contracts relating to the [Subsequent] Receivables; and (vii) the proceeds of any and all of the foregoing. The foregoing transfer does not constitute and is not intended to result in any assumption by the Trust of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Servicer Files (as defined in the Servicing Agreement), any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Contribution Agreement and is to be governed by the Contribution Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Contribution Agreement.

                                      -i-          2003-A Contribution Agreement

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first written above.

                                       CAPITAL ONE AUTO RECEIVABLES, LLC, as
                                       Seller


                                       By:
                                          --------------------------------------


                                      -ii-         2003-A Contribution Agreement